UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

LM FUNDING AMERICA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida	33606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Asset Purchase Agreement

On November 14, 2024, LM Funding America, Inc., a Delaware corporation (“LMFA”), through its wholly-owned subsidiary, US Digital Mining and Hosting Oklahoma LLC, an Oklahoma limited liability company (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Tech Infrastructure JV I LLC, a Delaware limited liability company (“Seller”) and joint venture affiliate of Arthur Development Group, Inc. (f/k/a Arthur Group Inc.) (“Arthur”).

Pursuant to the Asset Purchase Agreement, subject to the terms and conditions thereof, the Company agreed to acquire substantially all of the business assets of the Seller, including certain contracts, mining equipment and other tangible personal property, and certain rights of the Seller relating to the assets being purchased (collectively, the “Assets”), free and clear of any liens other than certain specified liabilities of the Seller that are being assumed (collectively, the “Liabilities,” and such acquisition of the Assets and assumption of the Liabilities, the “Transaction”). The total consideration to be paid by the Company is approximately $7.3 million, subject to certain adjustments (the “Purchase Price”). The Purchase Price will be paid as follows: (i) approximately $1.1 million will be paid by the Company to Seller in cash at the closing; (ii) approximately $3.7 million will be credited against outstanding loans made by LMFA and its affiliates to Seller; and (iii) approximately $2.5 million will be held in escrow in order to ensure that Seller vacates the site, including by removing all of the miners that Seller hosts for its other clients.

The Asset Purchase Agreement contains customary representations, warranties and covenants. The Asset Purchase Agreement also contains customary indemnification provisions by each of Seller and the Company in favor of one another.

The foregoing description of the Asset Purchase Agreement is qualified by reference to the full text of the Asset Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Loan Agreement

In connection with the Transaction, on November 14, 2024, LMFA entered into a Loan Agreement, dated November 14, 2024 (the “Loan Agreement”), by and among LMFA, as lender, and Seller, as borrower, pursuant to which LMFA agreed to extend to Seller a non-revolving line of credit of up to $720,000 (the “Loan”).

The Loan Agreement provides that Seller has the right to draw down advances of the Loan to be used for general working capital purposes. Pursuant to the terms of the Loan Agreement, Seller will pay to LMFA a loan commitment fee of $108,000. The entire amount of unpaid principal and interest shall be due and payable on the earlier of (a) the closing of the Transaction, or (b) December 31, 2024 (the “Maturity Date”). The Loan bears interest at a rate equal to zero percent (0%) up to and including the Maturity Date, and after the Maturity Date at a rate of interest equal to the lesser of (i) the maximum rate which may be charged by law, or (ii) 18% per annum, simple interest. The Loan is secured by all of the personal property assets of Seller and a pledge of Arthur’s equity interest in Seller.

The foregoing description of the Loan Agreement is qualified by reference to the full text of the Loan Agreement, as well as the related Promissory Note, Security Agreement, and Pledge Agreement (the “Loan Documents”) referenced in the Loan Agreement, all of which are attached as exhibits to this Current Report on Form 8-K and incorporate herein by this reference.

Amendment to Prior Loan Agreement

On November 14, 2024, LMFA Financing, LLC, a Florida limited liability company and wholly-owned subsidiary of LMFA, Seller, as borrower, and Arthur, as pledgor, entered into an Omnibus Amendment (the “Omnibus Amendment”) in order to amend the Loan Agreement, Promissory Note, Security Agreement, and Pledge Agreement, each dated as of June 6, 2024 (the “Prior Loan Agreements”). The Omnibus Amendment amends the Prior Loan Agreements to, among other things, permit the parties and their affiliates to enter into the Loan Agreement and Loan Documents.

The foregoing description of the Omnibus Amendment is qualified by reference to the full text of the Omnibus Amendment, which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporate herein by this reference.

Item 7.01. Regulation FD Disclosure

On November 14, 2024, LMFA issued a press release announcing its entry into the Asset Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as an exhibit and is incorporated herein by reference.

The disclosure in this Item 7.01 (including the exhibit) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1*	Asset Purchase Agreement, dated November 14, 2024, between US Digital Mining and Hosting Oklahoma LLC and Tech Infrastructure JV I LLC.

10.1	Loan Agreement, dated November 14, 2024, between LM Funding America, Inc. and Tech Infrastructure JV I LLC.

10.2	Promissory Note, dated November 14, 2024, issued by Tech Infrastructure JV I LLC to LM Funding America, Inc.

10.3	Security Agreement, dated November 14, 2024, between LM Funding America, Inc. and Tech Infrastructure JV I LLC.

10.4*	Pledge Agreement, dated November 14, 2024, between LM Funding America, Inc. and Arthur Development Group, Inc.

10.5	Omnibus Amendment dated November 14, 2024.

99.1	Press Release issued November 14, 2024.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(b) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.

Date: November 18, 2024	By:	/s/ Richard Russell
Richard Russell, Chief Financial Officer